Exhibit 10.5

                               Assignment of Lease

THIS Assignment of Lease made as of November 2nd, 2000.

WHEREAS:

         H.V.M. HOLDINGS INC. (the "Landlord")

and

         GARDEN GREEN REALTY INC., previously described in the Lease as "Garden Green Realty/Better Homes and Gardens (the "Present Tenant")

have entered into the lease appended as Schedule "A" to this assignment (the "Lease")

And whereas the Present Tenant wishes to assign its rights and interest in the Lease to Netrover Inc., the "Proposed Tenant" and the Landlord consents to the assignment:

It is agreed as follows:

1. The Present Tenant hereby assigns all its rights and interest in the Lease to the Proposed Tenant.

2.     The Landlord hereby consents to the assignment.

3. The Proposed Tenant covenants with the Present Tenant and the Landlord to pay the rent and other amounts payable pursuant to the Lease and to observe and perform all of the obligations and terms of the Lease

4. Nothing in this assignment operates to release the Present Tenant from its obligations and liabilities under the Lease.

5. The Landlord, the Present Tenant and the Proposed Tenant agree to amend clause 3.01 of the Lease wherein the "operation of a real estate office" shall be changed to the "operation of art Internet services business". All other terms of the Lease remain as stated.

6. The Present Tenant agrees to vacate the property by 11:59 PM the 23rd day of November, 2000, whereupon this assignment shall immediately thereafter take effect and the Proposed Tenant shall take possession of the demised premises.

7. The Landlord and the Present Tenant acknowledge and agree that the Proposed Tenant may operate its business at the said property twenty-four hours a day, seven days a week.


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8.     The Landlord, the Present Tenant and the Proposed Tenant agree and understand that there are approximately 100 parking spaces available to all tenants of the said office building at 405 Review Drive, Chatham Ontario, and also that the Proposed Tenant shall use approximately 20 parking space during its hours of business.

9. The Proposed Tenant shall protect and save harmless the Present Tenant from all obligations under the Lease upon the Proposed Tenant taking possession of the demised premises pursuant to paragraph 6 herein.

10. This Assignment binds and benefits the parties and their respective heirs. executors, administrators, personal representatives, successors and assigns.

IN WITNESS WHEREOF the parties hereto have executed this Assignment of Lease as of the date first above written

SIGNED, SEALED AND DELIVERED In the presence of:

                                        H.V.M. Holdings Inc.


                                        Per /s/ [illegible]  Date:  Nov. 2, 2000
Witness                                 I have authority to
                                        bind the Corporation
                                        (Landlord)

                                        Garden Green Realty Inc.


                                        Per /s/ [illegible]  Date:  Nov. 2, 2000
Witness                                 I have authority to
                                        bind the Corporation
                                        (Present Tenant)

                                        Netrover Inc.


                                        Per /s/ [illegible]  Date:  Nov. 2, 2000
Witness                                 I have authority to
                                        bind the Corporation
                                        (Present Tenant)



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         THIS LEASE dated the 30 day of March, 1998.

B E T W E E N

         HVM HOLDINGS INC. of 21673 Communication Road, R. R. #5, Blenheim, Ontario, (the landlord) OF THE FIRST PART

         -and-

         GARDEN GREEN REALTY/BETTER HOMES & GARDENS/ of 405 Riverview Drive, Chatham, Ontario (the "Tenant") OF THE SECOND PART

                                   ARTICLE I

1.00     DEFINITIONS AND TERMS

1.01 The following terms and phrases shall have the meanings ascribed to them throughout this lease.

         (a) "Leased Premises" or "Premises" shall mean certain office space in the office building located at 405 Riverview Drive in the City of Chatham, which has the dimensions, frontage and location as outlined in red on the plan attached as Schedule "A". The rentable area of the leased premises is approximately 2130 square feet located on the 2nd floor of the building and is subject to verification by either party.

         (b) "Building" shall mean building located at 405 Riverview Drive in the City of Chatham;

         (c) "Property" means the property described in Schedule "B";

         (d) "Term" means the term of the lease as stipulated under Section 2.02 herein;

         (e) "Rent" means all minimum rent calculated on the area of the leased premises as herein defined and additional rent. Rent is to be adjusted on a pro-rated per diem basis where any rental year is less than 365 days.

         (f) "Additional Rent" means tenant's proportionate share of operating costs, tax on rents and any other obligations the tenant is responsible for under the terms of this lease.

         (g) "Area of the Leased Premises" - for the purpose of this lease shall mean,

                  (i) Rentable Area - the area as certified by the architect or project engineer of the leased premises, measured from (a) the exterior face of all exterior walls, doors and windows; (b) the exterior face of all interior walls, doors and windows separating the leased premises from common areas and facilities, if


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                  any; and (c) the centre line of all interior walls separating the leased premises from adjoining leasable premises. The rentable area of the leased premises includes all interior space whether or not occupied by projections, structures or columns, structural or non-structural; and

                  (ii) Proportionate share of common area - the proportionate share of the common area attributable to the leased premises shall be defined as 15% of the "rentable area" for the term of the lease.

         (h) "Operating Costs means the sum (without duplication) of all costs of the landlord of operating and maintaining in good repair the building and property, including but not limited to the total cost of:

                  (i) insuring the building against public liability, property damage, loss of rental income and other casualties and risks, cleaning, including snow removal, garbage and waste collection and disposal, lighting, electricity (including that used for signs); gas, water and all utilities.

                  (ii) Repairs to equipment, the costs of gardening and landscaping, maintenance and the repair, maintenance and operating costs of heating, ventilating and air conditioning systems and other equipment including elevator.

                  (iii) Realty Taxes and all business and other taxes, if any, from time to time payable by the landlord whether they are levied, assessed or allocated by the landlord against or to the building or against the landlord on account of its ownership thereof.

                  (iv) Other costs similar or of a like nature as the costs described in sub-paragraphs (i) (ii), (iii), herein.

                  (v) An administrative charge equal to three per cent (3%) of the minimum rent.

         (i) "Realty Taxes" shall mean all real estate taxes, general, local improvement rates, school taxes, levies, rates, duties, assessments charges from time to time levied, imposed, rated, charged or assessed against the building and property (including without limitation against the buildings, structures, lands, equipment and improvements therein) or against the landlord in respect thereof by municipal or other governmental authorities having jurisdiction. Taxes shall exclude business taxes and income and profit taxes upon the income of the landlord.

         (j) "Tenants' Proportionate Share" where applied to an amount of money referable to a period of time and where expressed to be payable for a year means the product of

                  (i) a fraction the numerator of which is the Rentable Area of the Premises and the denomination of which is the Total Rentable Area of the Office


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                  Building, for this purpose the total rentable area of the
                  building is conclusively deemed to be 21,265 square feet, and which at no time will exceed 35%.

                  (ii) a fraction the numerator of which is the number of days of the period of time that are within the lease year and the denominator of which is the number of days in the period of time.

                                   ARTICLE II

2.00     DEMISE, TERM AND RENT

2.01     DEMISE

         The landlord leases to the tenant for the term the premises, the boundaries and location of which are shown in Schedule "A", excepting the exterior faces of walls, floors and ceilings.

2.02     TERM

         (a) Term and Commencement

         To have and to hold the premises for a term of five (5) years commencing and to be computed from the 1st day of June, 1995, and ending on the 3lst day of May, 2003.

         (b) Renewal

         Provided the tenant is not in default under the lease, the tenant shall have the option to renew this lease.

         The tenant shall, six (6) months prior to the expiration of the lease term, upon written notice to the landlord, have the option to renew the lease for a further period of TWO (2) years as the tenant may elect under the same terms and conditions except for the further right of renewal and the rental rate which shall be at the then current rental rate for comparable space in the area in a building of similar size and condition, but in no event to be less than the Rental Rate for the last year of the lease term. Should the landlord and tenant fail to agree upon a renewal rate, then same shall be established by arbitration as prescribed by The Arbitration Act of Ontario.

2.03     Minimum Rent

         (a) The tenant will pay to the landlord, its successors or assigns, at the office of the landlord in Chatham, Ontario, or at such other place in Canada as the landlord designates from time to time in writing, in lawful money of Canada and without deduction or set-off, for each lease year minimum rent on the "Area of the Leased Premises" in equal consecutive monthly installments on the 1st day of each calendar month namely:


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Year 1-Minimum rent in the amount of $1,153.75 per month + G.S.T.
         ($6.50 per sq.ft.)
Year 2-Minimum rent in the amount of $1,242.50 per month + G.S.T.
         ($7.00 per sq.ft.)
Year 3-Minimum rent in the amount of $l,331.25 per month + G.S.T.
         ($7.50 per sq.ft.)
Year 4-Minimum rent in the amount of $1,420.00 per month + G.S.T.
         ($8.00 per sq.ft.)
Year 5-Minimum rent in the amount of $1,508.75 per month + G.S.T.
         ($8.50 per sq.ft.)

         Within a reasonable period of time after the commencement date, the landlord's architect will certify the exact Rentable Area of the "Leased Premises". The certification will be fixed and binding upon the parties end, if necessary, the minimum rent will be adjusted retroactive to the commencement date.

         (b) Additional Rent - The tenant covenants to pay as additional rent all other sums of money or charges required to be paid by the tenant under this lease.

2.04     Operating Costs and Realty Taxes

         The tenant shall pay to the landlord the tenant's proportionate share of the operating costs and realty taxes. Prior to the commencement of this lease and of the commencement of each fiscal period selected by the landlord thereafter which commence during the term, the landlord shall estimate the amount of the operating costs and realty taxes and of the tenant's proportionate share of the operating costs and realty taxes for the ensuing fiscal period or (if applicable) broken portion thereof, as the case may be, and notify the tenant in writing of such estimate. The amount so estimated by the landlord shall be payable in equal monthly installments in advance on the 1st day of each calendar month of each lease year, plus, for the first lease year, an adjustment for the fractional month, if any, prior to the first lease year. At the end of such period. the landlord shall advise the tenant in writing of the amount for such period, and if necessary an adjustment shall be made between the parties on the next rent due date.

2.05     Utility and Service Charges

         The tenant will promptly pay the tenant's proportionate share of all charges for water, gas, electricity, janitor service, window cleaning, and any other utility or service used on the leased premises. The landlord shall, estimate the amount of all charges and the tenant's proportionate share and notice the tenant in writing of such estimate. The amount so estimated by the landlord shall be payable in equal monthly installments in advance on the 1st day of each calendar month of each lease year, plus, for the first lease year, an adjustment for the fractional month, if any, prior to the first lease year. The landlord will not be liable to the tenant in damages or otherwise for an interruption or failure in the supply of utilities or services to the leased premises whether or not caused by the negligence of the landlord or another person for whose negligence the landlord is responsible in law.


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2.06     Service Maintenance

         The landlord reserves the right for itself and for all persons authorized by it, to erect, use and maintain wiring, pipes, conduits and other means of distributing services in and through the leased premises, and at all reasonable times to enter upon the leased premises for the purpose of access thereto for installation, maintenance or repair, and such entry shall not be in interference with the tenant's possession under this lease.

2.07     Tax on Rents

         Except tar income taxes, in the event that any Federal, Provincial, municipal or other governmental authority shall impose or assess any tax, levy or other charge on or against all or any part of the rentals and/or charges paid or to be paid by tenant under the terms of this lease, and the landlord is required to collection from tenant and/r pay such tax, levy or charge to such authority, the tenant shall, within ten (10) days from the written demand therefor, pay to or reimburse the landlord (as the case may be) all such charges as nay be imposed or assessed. Which, for the purposes of this lease, shall be deemed to be due from the tenant as additional rent.

2.08     Statement

         The landlord shall annually provide the tenant with a statement giving a breakdown of operating costs and shall, if requested, make supporting documents available.

2.09     Deposit

         The landlord acknowledges receipt of the tenant's deposit in the amount of $500.00 to be credited against the first month's rent.

                                   ARTICLE III

3.00     CONDUCT OF BUSINESS

3.01     Uses of Business

         The promises will not be used for any purpose other than uses related to operation of a real estate office in its use of the premises, the tenant shall at all times comply with all applicable laws and by-laws.

3.02     Signs

         Tenant shall not erect or permit any other permanent signs on or about the premises without landlord's prior written consent. Tenant shall forthwith upon demand remove all, signs from the premises to which landlord objects.

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                                   ARTICLE IV

4.00     CONDITION

4.01     Acceptance of Premiums

         The tenant will notify the landlord of any defects in the leased premises that prevent or diminish their use, within one (1) year after the date when the tenant is given occupancy by the landlord, and failing the giving of notice, the tenant shall be considered for all purposes to have accepted the leased premises in their then existing condition and the landlord will not have further obligation to the tenant for defects or faults excepting:

         (i) latent defects which cannot be discovered en a reasonable examination;

         (ii)     structural defects.

         (iii) Repairs occasioned by reason of poor workmanship which can be discovered within one (1) year.

4.02     Landlord's Work

         Landlord agrees to provide the tenant with the leasehold improvements set out in Schedule "E"

4.03     Tenant's Repairs and Alterations

         (a) Subject to the Landlord's obligations hereunder, all maintenance, repairs and replacements to the premises and any contents thereof shall be made by tenant at its expense. Tenant will surrender the premises at the expiry or earlier termination of the term to as good condition as when delivered to tenant, reasonable wear and tear during the term excepted. Tenant shall not make any alterations or improvements or perform any repairs without landlord's prior written consent

         (b) If the tenant refuses or neglects to repair property as required hereunder and to the reasonable satisfaction of the landlord the landlord on not lees than ten (10) days prior notice to the tenant unless in an emergency in the opinion of the landlord in which event no notice shall be required, may make such repairs without liability to the tenant for any loss or damage that may accrue to the tenant's merchandise, fixtures or other property or to the tenant's business by reason thereof, arid upon completion thereof, the tenant shall pay to the landlord its costs for making such repairs plus fifteen percent (15%) (or Overhead, upon presentation of a bill therefore, as additional rent.


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                                    ARTICLE V

5.00     CONTROL OF OFFICE BUILDING

5.01     Landlord's Control

         The office building shall be under the exclusive control and management of landlord but this sentence shall not hereby impose any liability on landlord for any losses or damages or any other reason whatsoever. Landlord, acting reasonably, may lock any common areas and exclude the public therefrom at any time.

5.02     Landlord May Make Regulations

         The landlord front time to time may establish, modify and enforce reasonable rules and regulations regarding the use and occupancy of the premises set aside by the landlord (or leasing to tenants of the office building. All rules and regulations and modifications made under this section become a part of this lease and bind the tenant. The tenant will comply with the rules and regulations and modifications. Notice of the rules and regulations and modification, if any, will be given to the tenant by the landlord. No rule or regulation or modification will contradict a provision of this lease nor will it be unreasonable.

5.03     Landlord's Access

         Landlord shall, upon prior reasonable notice, have access to the premises for the purposes of inspection, performing of any work or any other proper purposes in respect of the project.

                                   ARTICLE VI

6.00     ASSIGNING AND SUBLETTING

         Tenant shall not assign this lease in whole or in part and shall not sublet, part with or share possession of all or any portion of the premises without landlord's prior written consent, which consent may not be unreasonably withheld. If tenant is a corporation, any transfer or issuance of shares in such corporation resulting in a transfer of control to others than the then present shareholders shall be deemed to be an assignment of this lease for the purpose of this section. In the event that the landlord shall consent to an assignment or subletting of this lease by the tenant to a third party, the tenant shall continue to be bound by all of the terms and conditions contained herein.

                                   ARTICLE VII

7.00     INSURANCE AND INDEMNITY

7.01     Tenant's Insurance


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         The tenant shall maintain the following insurance throughout the term at its sole cost:

         (i) Comprehensive general public liability insurance all on an occurrence basis with respect to the business carried on in or from the premises, and the tenant's use and occupancy of the premises, with coverage for any one occurrence or claim if not less than Two Million Dollars ($2,000,000.00) which insurance shall include the landlord as an additional named insured, and shall protect the landlord in respect of claims by the tenant as if the landlord were separately insured.

         (ii) insurance in respect of fire and such other perils as are from time to time in the usual extended coverage endorsement covering leasehold improvements, trade fixtures, and furniture and equipment in the premises;

         (iii) insurance against such other peril, and in such amounts normally required by a prudent tenant.-

         Each policy shall contain a waiver by the insured of any right of subrogation or indemnity or any other claim over which the insurer might otherwise be entitled against the Landlord or the agents of employees of the landlord, but only with respect to negligence on the part of the tenant, its employees or volunteers, and shall also contain an undertaking by the Insurer that no material change adverse to the landlord or the tenant shall be made, and the policy shall not lapse or be cancelled, except after not less than thirty (30) days written notice to the landlord of the intended change, lapse or cancellation except that in the case of lapse for nonpayment of premium, the landlord shah only be entitled to fifteen (15) days written notice. The tenant shall furnish to the landlord, if and when requested by it, a Certificate of Insurance as evidence of the tenant's comprehensive general liability insurance. If the tenant shall fail to take out, renew and keep in force such insurance, then the landlord may give the tenant written notice requiring compliance with this clause.

7.02     Tenant's Effect on Other Insurance

         Tenant shall not do or permit to be done on the premises or keep on the premises anything which might result in an increase in the cost of insurance of landlord or any others in the building or which might result in an actual or threatened cancellation of or adverse change in any insurance of landlord or any others in the building.

7.03     indemnification of Landlord

         Tenant will indemnify landlord and save landlord harmless from and against any and all claims, actions, damages, liability and expense in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence in, upon or at the demised premises or any part thereof which is occasioned by any act or omission of tenant, or tenant's agents, contractors, employee, or servants. In case landlord shall be made a party to any litigation commenced by or against tenant, then tenant shall protect and hold landlord harmless and shall pay all costs, expenses and reasonable counsel fees incurred or paid by landlord in connection with such litigation. Tenant shall also pay all costs, expenses and reasonable counsel fees that may be incurred or paid by landlord in enforcing the covenants and agreements in the lease.

7.04     Damage and Destruction

         (a) In the event of damage by fire or other cause to the premises or to a substantial portion of the building, which in any material way, effects the use of the premises by the tenant, and which cannot be repaired within ninety (90) days either the landlord or the tenant shall have the right to terminate this lease by written notice.

         (b) If the damage is such as to render the demised premises wholly unfit for occupancy then the rent shall not run or accrue after the said damage or while the process of repairs is going on, and landlord shall repair the same with all reasonable speed and the rent shall commence immediately that the demised premises become habitable by tenant for the purpose of carrying on tenant's business as aforesaid; or

         (c) If the damage is such that the demised premises can be partially used then landlord shall repair the same with all reasonable speed and rent shall abate in the proportion that the part of the demised premises which can be occupied and used by tenant bears to the whole of the demised premises until such damage is repaired and the demised premises become habitable by tenant for the purpose of carrying on tenant's business as aforesaid.

                                  ARTICLE VIII

8.00     DEFAULT AND REMEDIES

8.01     Remedies

         If tenant shall default in the payment of any amount payable under this lease as and when the same is due to be paid, whether notice in respect thereof is given or not, or if tenant defaults in the performance of any other obligation hereunder and such default shall continue for ten
         (10) days after notice, then landlord, in addition to any other rights it may have, may:

         (i)      terminate this lease;

         (ii) enter the premises as tenant's agent and re-let the same for tenant's account;

         (iii) whether the lease is terminated or not, take possession of any contents of the premises and store the same at tenant's risk or sell or otherwise dispose of the same, and apply the net proceeds, if any, of any such sale or disposition, on account of amount payable by tenant to landlord.

         (iv)     remedy tenant's default at tenant's cost; and

         (v)      suspend the supply of utilities to the premises.

         All Landlord's remedies shall be cumulative and not alternatives. Costs incurred by landlord as a result of any default of tenant or in enforcing this lease shall be payable by tenant to landlord forthwith upon demand. If this lease is terminated by Landlord as result of tenant's default, tenant shall be liable to Landlord for all damages sustained by landlord including all amounts which would have been payable by tenant pursuant to this lease for the balance of the term, but for the termination thereof, less the amounts, if any, received by landlord for re-renting the same; it is agreed that landlord shall not be under any obligation to re-let the premises.

8.02     Allocation of Payments

         Landlord may allocate all amounts received from tenant as landlord determines and, whether allocated at an earlier data or not, landlord subsequently reallocates any such amounts in such manner as landlord shall determine.

8.03     Payments Deemed Rent

         That in the event of the tenant failing to pay operating costs, any taxes, rates, insurance premium. or other charges or additional rent which it has herein covenanted to pay, or carry out any repairs, maintenance or replacements as it has herein covenanted to do, the landlord may pay or, as herein provided, perform the same, and shall be entitled to charge the sums so paid or the cost of such performance to the tenant who shall pay them forthwith on demand, and the landlord, in addition to any other rights, shall have the same remedies and may take the same steps for the recovery of all such sums as it might have taken for the recovery of rent in arrears under the terms of this lease, all such payments required to be made under the terms of this lease shall be deemed rent.

8.04     Landlord May Follow Chattels

         Provided that in case of removal by the tenant of the goods and chattels of the tenant from the lease premises, the landlord may follow the same for thirty (30) days in the same manner as is provided for in the Landlord and Tenant Act, R.S.O., 1950, C. 232 as amended.

8.05     Waiver of Exemption

         The tenant hereby covenants and agrees with the landlord, in consideration of the premises and of the leasing and letting by the landlord to the tenant of the leased premises, for the term hereby created (and it is upon that express understanding that these presents are entered into) that notwithstanding anything contained in the Landlord and Tenant Act, R.S.0. 1980, C. 232, or in any statute which may hereafter be passed to take the place of the said Act, or to amend the same, none of the goods or chattels of the said tenant at any time during the continuance of the term hereby created on the leased premises shall be exempt from levy by distress for rent or additional rent In arrears by the tenant as provided for by any section or sections of the said Act or any amendment or amendments thereto.

8.06     Landlord's Rights

         The exercise by landlord of any of its rights under this lease shall not entitled the tenant to damages or any other remedy.

8.07     End of Term

         If at the expiry or earlier termination of the term tenant, without the express written consent of landlord, leaves any fixtures, chattels, merchandise or other property on the premises or in the building, landlord shall be entitled to remove and dispose of same in any manner without any obligations whatsoever to account to tenant for same.

                                   ARTICLE IX

9.00     LANDLORD'S COVENANTS

9.01     Quiet Enjoyment - for quiet enjoyment;

9.02 Taxes - to pay subject to the provisions of paragraph 2.04 all taxes and rates, municipal, provincial, federal or otherwise, levied against the premises of the landlord on account hereof;

9.03 Heating - to provide efficient heating of the premises to maintain reasonable temperature therein at all times during normal business hours of the tenant, except during the making of repairs to the heating equipment.

9.04 Air conditioning - to allow the tenant to operate the air conditioning equipment during normal business hours of the tenant except during the making of repairs to the equipment.

9.05 Elevator - to furnish elevator service, except when repairs are being made, during normal business hours of the tenant and elevator services at other times and to permit the tenant and the employees of the tenant to have the free use of the elevator service in common with others.

9.06 Access - to permit the tenant, its employees and all persons lawfully requiring communication with it to have the use of at all reasonable times in common with others of the main entrance and the stairways. corridors and elevators leading to the premises.

9.07 Washrooms - to permit the tenant and its employees in common with others entitled thereto to use the washrooms in the building.

9.08 Janitor Service - to cause when reasonably necessary, the floors and windows of the common areas to be vacuumed, swept and cleaned and to keep the premises and bathrooms in a clean and pleasant order.

9.09 Landscaping Service - to keep and maintain the landscaping of the lands on which the building is located, properly landscaped and in a tidy and attractive condition.

9.10 To Furnish Lighting - the Landlord, shall at its own cost, before the tenant takes possession, install adequate lighting.

9.11 Security Measures - to provide reasonable security measures in the building to prevent unauthorized persons entering into the demised premises after normal hours.

                                    ARTICLE X

10.00    SUBORDINATION AND ATTORNMENT

10.01    Subordination

         At the option of the landlord, this lease and tenant's rights hereunder shall be subject and subordinate to any mortgage or other security given by landlord on the premises and property thereof, and the tenant agrees to sign such acknowledgement, as may be required. The landlord will obtain and provide to the tenant a non-disturbance agreement from any existing encumbrancer, if any.

10.02    Status Statement and Attornment

         Tenant shall within ten (10) days after request from time to time execute and deliver to landlord a statement or certificate stating with reasonable particularity the status and basic terms of this lease, if any lender enforcing its security or purchaser shall succeed to any portion of landlord's interest in, the project, tenant shall, upon request of landlord or such person, attorn to such person and execute such form of attornment as shall be reasonably requested.

                                   ARTICLE XI

11.00    MISCELLANEOUS

11.01    Notice

         Any notice required or permitted to be given pursuant to this lease shall be in writing and shall be sufficiently given if delivered in person to landlord or to tenant, as the case may be, or mailed from a location in Ontario by pre-paid registered mail addressed, if intended for tenant, to the tenant at 405 Riverview., Drive, Chatham, Ontario, and if intended for landlord to the landlord at 21673 Communication Road, R.R. #5, Blenheim, Ontario NOP 1A0

         Notices shall be conclusively deemed to have been given on the day upon which it is delivered or on the fifth business day (excluding Saturday, Sundays, holidays arid other days on which regular postal service is unavailable) after the day upon which it was mailed as aforesaid. Any party may change its address for service of notice by written notice to the other.

11.02    Complete Agreement

         This is the complete agreement between the parties and there are no Covenants, representations, agreements, warranties or conditions in any way relating to the subject matter of this lease, expressed or implied, collateral or otherwise, except as expressly set forth herein. All negotiations, considerations and representations relevant to either party have been incorporated in this lease.

11.03    Non-Waiver

         No waiver of either party's obligations or rights hereunder shall be deemed to have occurred an a result of any condoning, excusing, overlooking or delay in acting upon by either party in respect of any default by either party or any acceptance of rent after the occurrence of any default by tenant or any verbal or written statements or agreements made by either party other than an express waiver in writing, duly executed on behalf of both parties. This lease may not be amended other than by agreement in writing.

11.04    Overholding

         If tenant remains in possession of the premises after expiry of the term with landlord's consent and without any further written agreement, the resulting tenancy shall be a tenancy from month to month on the same terms as herein set forth.

11.05    Successors

         This lease shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns (subject to the express restrictions contained herein).

11.06    Signs

         The landlord shall, at its cost, provide building standard signage showing the tenant's name at the entrance to the tenant's suite, on the directory board for the building inside and outside.

11.07    Parking

         It is understood and agreed that all tenant and reserve parking is free in the adjacent surface parking area.

WITNESS the Corporate Seal of the Companies, duly attested by the hands of their proper signing officers in that behalf, or hereto duly signed, sealed end delivered by the appropriate party or parties.



                                   HVM HOLDINGS INC.
                                   per

                                   /s/ Henry Van Minnen
                                   -------------------------------
                                   HENRY VAN MINNEN, President

                                   I have authority to bind the Corporation

                                   GARDEN GREEN REALTY/BETTER HOMES & GARDENS
WITNESS:                           per


/s/[illegible]                     /s/[illegible]
    ---------                      ----------------------------------

                                   SCHEDULE A

                                  [FLOOR PLAN]

                         [Graphic of space floor plan.]

                                   SCHEDULE B

                                 OFFER TO LEASE

                             LANDLORD: HVM HOLDINGS

                TENANT GARDEN GREEN REALTY/BETTER HOMES & GARDENS

THE FOLLOWING OUTLINES THE DUTIES OF THE LANDLORD PRIOR TO THE TENANT TAKING POSSESSION OF THE SPACE

1. INSTALL A BUZZER' SYSTEM FOR ENTRY FROM THE MAIN LOBBY WHEREBY THE LOCKS ON THE INSIDE DOORS CAN BE RELEASED FROM THE OFFICES OF GARDEN GREEN REALTY.

2. POT LIGHTING TO BE INSTALLED IN THE CEILING OF THE RECEPTION AREA. ADDITIONAL LIGHTING IN THE SECRETARIAL AREA AND AN UPGRADED COMMERCIAL CARPET INSTALLED IN THE RECEPTION AREA, THE CLOSING OFFICE. THE BROKER'S OFFICE AND IN THE HALL LEADING TO THE BROKER-S OFFICE.

3. REPAINT ALL WALLS AND REPAIR ANY DAMAGED WALLS, COLOUR TO BE SELECTED IN CONSULTATION WITH THE TENANT

4. INSTALL ADJACENT TO THE STAFF ENTRANCE A CLOAK CLOSET FOR STAFF. MOVE PARTITIONS AS DISCUSSED WITH THE TENANT

5. INSTALL A SINK WITH RUNNING WATER A COUNTER, CUPBOARDS AND A MICROWAVE SHELF AT A LOCATION CONVENIENT TO NECESSARY SERVICES AND IN CONSULTATION WITH THE TENANT ADEQUATE ELECTRICAL SERVICE TO BE MADE AVAILABLE FOR COFFEE EQUIPMENT, MICROWAVE, REFRIGERATOR PLUS AN EXTRA OUTLET.

6. INSTALL A SECURED RECEPTACLE FOR NIGHT DEPOSIT AND RETURN OF KEYS PROVIDING 24 HOUR, 7 DAY PER WEEK ACCESS.

7.       INSTALL LOBBY SIGNAGE FREE OF CHARGE BY JUNE 1, 1998

8. PROVIDE AN EXTERIOR LOCATION FOR THE TENANTS `SIGN SHED' AT THE REAR OF THE PARKING LOT, NEXT TO THE BUILDING, ON THE WEST SIDE.

9. INTERIOR UPGRADES TO BE COMPLETED BY MAY 1, 1998 TO ALLOW THE TENANT TO PREPARE THE SPACE PRIOR TO OCCUPANCY INCLUDING DECORATING, WIRING AND RETROFITTING FOR SHELVING ETC.

10.      AMEND THE LEASE DOCUMENT WITH THE FOLLOWING CHANGES:

         - THE COMMON AREA AS DESCRIBED IN 1.01(J) TO BE DEFINED AS A MAXIMUM OF 15% OF THE LEASED AREA.

         - PROVIDE THAT THE TENANT SHALL BE ENTITLED TO PARKING SPACES PROPORTIONATE TO THE LEASED PORTION OF THE BUILDING, SHOULD PARKING BECOME LIMITED.

         - PROVIDE THAT THE LANDLORD AGREES TO PROVIDE JANITORIAL SERVICE AT AN ANNUAL COST OF $1.00 PER SQUARE FOOT OF LEASED SPACE (EXCLUDING COMMON
         AREA), TO BE BILLED MONTHLY

         - PROVIDE THAT THE TENANT WILL HAVE USE OF THE BOARDROOM FOR WEEKLY STAFF MEETINGS AT A COST OF S100.00 PER MONTH

         - PROVIDE THAT IN THE EVENT OF SEVERE ILLNESS, MISFORTUNE OR FINANCIAL CALAMITY, THE TENANT MAY BE ALLOWED TO BREAK THIS LEASE WITH 12 MONTHS NOTICE TO THE LANDLORD

         - PROVIDE THAT THERE WILL BE NO RESTRICTION ON THE TENANT AGAINST SUBLETTING ALL OR A PORTION OF THE LEASED SPACE IN THE EVENT THAT SURPLUSES SPACE COMES AVAILABLE OR THE TENANT'S NEEDS CHANGE, PROVIDED THERE IS NO CONFLICT WITH EXISTING LEASES

11. THE LANDLORD AGREES THAT HEATING AND AIR CONDITIONING WILL BE MAINTAINED AROUND THE CLOCK SEVEN DAYS PER WEEK

12. PROVIDE ALL EMPLOYEES OF GARDEN GREEN REALTY WITH KEYS TO THE BUILDING AT A COST OF $10.00 PER KEY (DEPOSIT)



/s/[illegible]     March 26-98             /s/[illegible]          March 26, 98
--------------     -----------             --------------          ------------
HVM HOLDINGS       DATE                    GARDEN GREEN REALTY     DATE

                                   SCHEDULE C

                                 OFFER TO LEASE

                             LANDLORD: HVM HOLDINGS

               TENANT: GARDEN GREEN REALTY/BETTER HOMES & GARDENS

THE FOLLOWING OUTLINES THE RESPONSIBILITIES OF THE TENANT

1. THE COST AND INSTALLATION OF EQUIPMENT REQUIRED IN ESTABLISHING COMPUTER AND TELEPHONE SYSTEMS FOR USE OF THE TENANT.

2.       ARRANGING FOR AND PAYING FOR ADDITIONAL SIGN SPACE ON THE MAIN BUILDING
         SIGN.

3. ANY DECORATING OR UPGRADES TO THE WALLS OR THE CARPET EXCEPT FOR THOSE DESCRIBED IN APPENDIX B AND AFTER APPROVAL OF THE LANDLORD.

4.       THE MAINTENANCE AND SECURITY OF THE `SIGN SHED'



/s/[illegible]           March 26-98
--------------           -----------
HMV HOLDINGS INC.          DATE


/s/[illegible]           March 26, 98
--------------           ------------
GARDEN GREEN REALTY        DATE

                                   SCHEDULE D

                                     [NONE]

                                   SCHEDULE E

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